                         SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549
                                    ----------------

                                        FORM 8-K

                                 CURRENT REPORT PURSUANT
                                TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported): February 27, 2002

                                   CLARK/BARDES, INC.
                 (Exact name of registrant as specified in its charter)

                              -----------------------------

               000-24769                                  52-2103926
        (Commission File Number)           (I.R.S. Employer Identification No.)
        102 South Wynstone Park Drive
       North Barrington, Illinois                            60010
(Address of Principal Executive Offices)                  (Zip Code)

    Registrant's telephone number, including area code: (847) 304-5800

                                    Not Applicable
            (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants.

        (a) On February 27, 2002, Ernst & Young LLP ("Ernst & Young"), after being notified by Clark/Bardes, Inc. (the "Registrant") that Ernst & Young would not be retained to serve as Clark/Bardes' independent accountants for the 2002 fiscal year, resigned and will cease its relationship with the Registrant upon completion of the annual audit for the Registrant's fiscal year ended December 31, 2001.

        (b) Ernst & Young reported on the Registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000.

        (c) The report of Ernst & Young on the Registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        (d) The Registrant is in the process of selecting new certified public accountants and expects to announce the selection shortly. The Registrant's Audit Committee recommended, and its Board of Directors approved the decision to change independent accountants.

        (e) In connection with its audits for the fiscal years ended December 31, 2001 and December 31, 2000: (1) there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there has been no matter that was the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

        (g) The Registrant requested that Ernst & Young furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 5, 2002, is filed as Exhibit 16 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              Exhibit No.     Description
              -----------     -----------
              16              Letter from Ernst & Young LLP
              99              Press release dated March 4, 2002
SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    (Registrant)

                                           By:
                                                Thomas M. Pyra
                                                Chief Financial Officer and
                                                  Chief Operating Officer
                                                       INDEX TO EXHIBITS
                                                           -----------------

Exhibit No.       Description
-----------       -----------

16                Letter from Ernst & Young
99                Press release dated March 5, 2002
                                                             EXHIBIT 16
                                                                 ----------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

March 5, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated March 5, 2002 of Clark/Bardes, Inc. and are in agreement with the statements contained in paragraphs (a) through (g) on page 2 therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.

Ernst & Young LLP
EXHIBIT 99
                                                                  ----------

                                                 FOR IMMEDIATE RELEASE: March 4, 2002

Clark/Bardes Inc announces intent to change auditors

        BARRINGTON, Ill.--March 4, 2002--Clark/Bardes, Inc. (NASDAQ: CLKB. Transferring to NYSE: CBC on March 7, 2002), parent company to Clark/Bardes Consulting, a national firm focused on helping companies keep their best people by providing a full array of executive compensation and benefit solutions, today announced it will change its auditors. On February 27, 2002, after being notified by Clark/Bardes Inc that they would not be retained to serve as Clark/Bardes' independent accountants for the 2002 fiscal year, Ernst & Young LLP resigned and will cease its relationship with Clark/Bardes Inc upon completion of the annual audit for the fiscal year ended December 31, 2001. The Company is in the process of selecting a new auditing firm and expects to announce the selection shortly.

        The change in auditors is the result of a thorough review process started in mid-2001. "There have been no matters of disagreement or reportable events with our current auditors," stated Thomas Pyra, CFO and COO of Clark/Bardes, Inc. "Ernst & Young has provided excellent auditing services to the Company since 1997, and Clark/Bardes has valued its relationship with the firm."

        Founded in 1967, Clark/Bardes Consulting is a firm with expertise in executive compensation and benefit design, funding and plan administration. With more than 3,400 corporate, healthcare and banking clients, the company's primary purpose is helping companies keep their best people. The Company's market consolidation strategy calls for strategic acquisitions that provide earnings accretion, new product lines, renewal revenue streams, and market penetration.

All statements other than statements of historical fact included in this news release are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, such as difficulties associated with changes in tax legislation, dependence on key producers, the Company's dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, competitive factors and pricing pressures, dependence on certain insurance companies, changes in legal and regulatory requirements and general economic conditions. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph. Further information may be obtained at the Company's Internet site: http://www.clarkbardes.com.